SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                             (Date of earliest event
                                   reported):

                                  June 12, 1998

                    ----------------------------------------


                               THERMO SENTRON INC.
             (Exact name of Registrant as specified in its charter)


Delaware                        1-14254                      41-1827303
(State or other               (Commission                   (I.R.S. Employer
jurisdiction of               File Number)                Identification Number)
incorporation or
organization)


501 90th Avenue N.W.
Minneapolis, Minnesota                                              55433
(Address of principal executive offices)                          (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)



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Item 2.  Acquisition or Disposition of Assets

        On June 12, 1998, Thermo Sentron Inc. (the "Company") acquired the three businesses that constitute the Graseby product-monitoring group ("Graseby Product Monitoring") from Graseby Limited (the "Seller"). The businesses acquired design, manufacture and distribute specialized packaged-goods equipment, including checkweighers and metal detectors, primarily for use by food producers and pharmaceutical companies. Graseby Product Monitoring had revenues of approximately $46 million for the year ended December 31, 1997.

         The acquisition was made pursuant to an Agreement dated March 13, 1998 (as amended, the "Agreement"), between the Seller, the Company and Thermo
Environmental Instruments Inc., which acquired a separate business of the Seller. Smiths Industries plc, the parent company of the Seller, and Thermo Electron Corporation, the indirect parent company of the Company and of Thermo Environmental Instruments Inc., guaranteed the respective obligations of the parties.

         The purchase price of Graseby Product Monitoring was approximately $43 million, net of cash acquired. The purchase price is subject to a post-closing adjustment equal to the amount by which the net operating assets (excluding cash balances and certain other identified items) of Graseby Product Monitoring as of the closing date are greater or less than, as the case may be, certain target amounts set forth in the Agreement.

         The consideration paid for Graseby Product Monitoring was based on the Company's determination of the fair market value of Graseby Product Monitoring's business, and the terms of the Agreement were determined by arms-length negotiation among the parties.

         To finance the acquisition, the Company utilized approximately $34.6 million of available cash and approximately $8.6 million of borrowings from Thermo Electron. The indebtedness to Thermo Electron bears interest at a rate equal to the 90-day Commercial Paper Composite Rate plus 25 basis points, set at the beginning of each quarter, and is due December 15, 1998.

         The Company has no present intention to use the assets of Graseby Product Monitoring for purposes materially different from the purposes for which such assets were used prior to the acquisition. However, the Company will review such business's assets, corporate structure, capitalization, operations, properties, policies, managements and personnel and, upon completion of this review, may develop additional or alternative plans or proposals, including mergers, transfers of a material amount of assets or other additional transactions or changes relating to such business.

     Item 7. Financial Statements, Pro Forma Combined Condensed Financial Information and Exhibits

             (a) Financial Statements of Business Acquired: Information meeting the requirements of this Item 7(a) will be filed by amendment within the time period permitted by
                         Item 7(a)(4) of Form 8-K.

             (b)         Pro Forma  Combined  Condensed  Financial  Information:
                         Information meeting the requirements of this Item 7(b) will be filed by amendment within the time period permitted by Item 7(a)(4) of Form 8-K.

             (c)          Exhibits

                           2.1* Agreement dated March 13, 1998 for the sale and purchase of all of the issued share capitals of Graseby Allen Limited, Graseby Product Monitoring Limited, Goring Kerr Detection Limited, Graseby Goring Kerr Inc., Graseby Andersen Inc. and part of the share capital of Allen France S.A., between Graseby Limited, Thermo Environmental Instruments Inc., Thermo Sentron Inc., Smiths Industries plc and Thermo Electron Corporation. Pursuant to Item 601(b)(2) of regulation S-K, schedules and exhibits to this Agreement have been omitted. The Company hereby undertakes to furnish supplementally a copy of such schedules and exhibits to the Commission upon request.

                           2.2 Amendment Agreement dated May 7, 1998 between Graseby Limited, Thermo Environmental Instruments Inc., Thermo Sentron Inc., Smiths Industries plc and Thermo Electron Corporation.

                           2.3 Agreement, dated June 9, 1998, to further amend the sale and purchase agreement dated March 13, 1998 between Graseby Limited, Thermo Environmental Instruments Inc., Thermo Sentron Inc., Smiths Industries plc and Thermo Electron Corporation. Pursuant to
                                    Item 601(b)(2) of regulation S-K,  schedules
                                    and  exhibits  to this  Amendment  Agreement
                                    have  been  omitted.   The  Company   hereby
                                    undertakes to furnish  supplementally a copy
                                    of  such   schedules  and  exhibits  to  the
                                    Commission upon request.

                           10. $21.0 Million Promissory Note due December 15, 1998, payable to Thermo
                                    Electron Corporation.

      * Confidential treatment requested as to certain portions of the document, which portions have been omitted and filed separately with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 24th day of June, 1998.



                                                  THERMO SENTRON INC.


                                                  By: /s/ Melissa F. Riordan
                                                       Melissa F. Riordan
                                                       Treasurer


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             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.


                                                                    Exhibit 2.1




                             DATED 13th MARCH, 1998





                                 GRASEBY LIMITED
                      THERMO ENVIRONMENTAL INSTRUMENTS INC.
                               THERMO SENTRON INC.
                              SMITHS INDUSTRIES plc

                                       and

                           THERMO ELECTRON CORPORATION


                         ------------------------------

                                    AGREEMENT

                          for the sale and purchase of
                        all the issued share capitals of
                              GRASEBY ALLEN LIMITED
                       GRASEBY PRODUCT MONITORING LIMITED
                          GORING KERR DETECTION LIMITED
                             GRASEBY GORING KERR INC
                              GRASEBY ANDERSEN INC
                                       and
                          Part of the share capital of
                                 ALLEN FRANCE SA
                         ------------------------------







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                                    CONTENTS

Clause                                                                Page

1.       Interpretation.................................................3
2.       Sale and Purchase of the Shares................................6
3A.      Initial Consideration..........................................7
3B.      Consideration Adjustment.......................................7
3C.      Indemnity......................................................11
3D.      **** Claim.....................................................11
4.       Conditions Precedent...........................................15
5.       Covenants up to Completion.....................................15
6.       Warranties.....................................................18
7.       Tax Deed.......................................................22
8.       Completion.....................................................22
9.       Loan Accounts and Settlement of Cash Balances..................24
10.      Guarantees.....................................................25
11.      Pensions.......................................................25
12.      Protective Covenants...........................................29
13.      Change of Name.................................................31
14A.     Guarantee of the Seller's Guarantor............................33
14B.     Guarantee of the Purchasers' Guarantor.........................34
15.      Announcements..................................................35
16.      Notices........................................................35
17.      Apportionment of Further Payments..............................36
18.      General........................................................36
19.      Whole Agreement................................................38
20.      Governing Law..................................................39

Schedules

1.       Particulars of the Companies.....................................
2.       Particulars of Subsidiary Companies..............................
3.       Properties.......................................................
4.       Pensions.........................................................
5.       Agreed Accounting Principles.....................................
6.       Warranties.......................................................

Agreed Form Documents

1.     Accountants' Reports
2.     Statement of Companies' Loans
3.     Information Memoranda
4.     Statement of Seller's Loans
5.     Disclosure Letter
6.     Tax Deed
7.      Severance Costs

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                     THE SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.

THIS AGREEMENT is made on 13th March, 1998 BETWEEN:

     (1) GRASEBY LIMITED registered number 894638 whose registered office is at 765 Finchley Road, London NW11 8DS (the "Seller");

     (2) THERMO ENVIRONMENTAL INSTRUMENTS INC. whose principal place of business
is   at   8   West   Forge   Parkway,   Franklin,   Massachusetts   02038,   USA
("Environmental");

     (3) THERMO SENTRON INC. whose principal place of business is at 501 90th Avenue, NW, Minneapolis, Minnesota 55433, USA ("Sentron");

     (4) SMITHS INDUSTRIES plc registered number 137013 whose registered office is at 765 Finchley Road, London, NW11 8DS (the "Seller's Guarantor"); and

(5) THERMO ELECTRON CORPORATION whose principal place of business is at 81 Wyman Street, Waltham, Massachusetts 02254-9046, USA (the "Purchasers' Guarantor").

WHEREAS:

(A) Graseby Allen Limited ("Allen") is a private company limited by shares short particulars of which are set out in Part A of Schedule 1 having an authorised capital of (pound)50,000 divided into 50,000 ordinary shares of (pound)1 all of which have been issued (the "Allen Shares").

(B) Allen is the beneficial owner of all the issued share capital of Allen Coding Corporation and 500 ordinary shares in Svenska Allen AB and a member of the Graseby Group is the beneficial owner of 2,100 (certified ordinary) shares (the "France Shares") in Allen France SA ("Allen France") short details of each of which are set out in Parts A, B and C of Schedule 2 respectively.

(C) Graseby Product Monitoring Limited ("Product Monitoring") is a private company limited by shares short particulars of which are set out in Part B of Schedule 1 having an authorised capital of (pound)2,000,000 divided into 1,500,000 redeemable ordinary shares of (pound)1 each and 500,000 ordinary shares of (pound)1 each all of which have been issued (the "Product Monitoring Shares").

(D) Product Monitoring is the beneficial owner of all the issued share capitals of Graseby Best Limited and Graseby Intertest Limited short particulars of each of which are set out in Parts I and J respectively of Schedule 2.

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(E)      Goring Kerr Detection  Limited  ("Goring Kerr  Detection") is a private company limited by shares short particulars of which are set out in Part C of Schedule 1 having an authorised capital of (pound)26,000 divided into 20,000 redeemable ordinary shares of (pound)1 each and 6,000 ordinary shares of (pound)1 each all of which have been issued (the "Goring Kerr Detection Shares").

(F) Graseby Goring Kerr Inc. ("Goring Kerr") is a company incorporated in the United States of America under the laws of the State of New York short particulars of which are set out in Part D of Schedule 1 having an authorised share capital of 200 common stock of no par value each divided into 200 shares (the "Goring Kerr Shares").

(G) Goring Kerr Detection is the beneficial owner of all the issued share capitals of Graseby Goring Kerr (NZ) Limited, Graseby Goring Kerr Canada Inc. and Graseby Product Monitoring GmbH short details of each of which are set out in Parts D, E and F respectively of Schedule 2.

(H) Graseby Andersen Inc. ("Andersen Inc") is a company incorporated in the United States of America under the laws of the State of Delaware short particulars of which are set out in Part E of Schedule 1 having an authorised share capital of US$25,000 divided into 25,000 shares of US$1 each of which 4,886 shares have been issued (the "Andersen Inc Shares").

(I) Andersen Inc. is the beneficial owner of all the issued share capital of Graseby Specac Limited short particulars of which are set out in Part G of Schedule 2 and Graseby Specac Limited is the beneficial owner of all the issued share capital of Graseby Andersen Limited short details of which are set out in Part H of Schedule 2.

(J) The Seller is beneficially entitled to all the issued share capitals of Allen, Product Monitoring, Goring Kerr Detection, Goring Kerr and Andersen Inc.

(K) The Seller wishes to sell and the Purchasers wish to purchase the Allen Shares, France Shares, Product Monitoring Shares, Goring Kerr Detection Shares, Goring Kerr Shares and Andersen Inc. Shares (the "Shares") on the terms and subject to the conditions set out in this agreement.

(L) The Seller's Guarantor and the Purchasers' Guarantor have agreed to guarantee the obligations in this agreement and the Tax Deed of the Seller and the Purchasers respectively.

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IT IS AGREED  as follows:

INTERPRETATION

(1)      In this agreement:

         "Accountants' Reports" means the financial review reports dated January 1998 prepared by Price Waterhouse in the Agreed Form;

         "Accounts Date" means 1st October, 1997;

         "Agreed Form" means, in relation to any document, the form of that document which has been initialled for the purpose of identification by the Seller's Solicitors and the Purchasers' Solicitors;

          "Base Rate" means the base rate from time to time of National Westminster Bank plc;

          "business day" means a day (other than a Saturday or Sunday) when banks in London are open for business;

         "Companies" means the companies referred to in Schedule 1 and Parts A, and D to J inclusive, of Schedule 2 and "Company" means any of them;

         "Companies' Loans" means the sum of (pound)12,423,740 owed by the Companies to members of the Seller's Group as set out in the document in the Agreed Form, to be repaid on Completion;

          "Completion" means completion of the sale and purchase of the Shares in accordance with clause 8;

         "Completion Accounts" means the Draft Completion Accounts as agreed under clause 3B or as adjusted following determination of any item in dispute pursuant to that clause;

         "Disclosure Letter" means the letter from the Seller to the Purchasers dated the date of this agreement in the Agreed Form;

         "Draft Completion Accounts" shall have the meaning assigned to it in clause 3B(4);

         "Graseby Group" means the Seller and any of its subsidiaries other than the Companies;

         "Indemnified Claims" means the Molins Claim and the Owens Brockway Claim as described in Part I A.15 and Part IV A.15 respectively of the Disclosure Letter;

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         "Information  Memoranda" means the confidential  information  memoranda dated December, 1997 prepared by Robert Fleming & Co Limited in the Agreed Form;

         "Intellectual Property Rights" means all rights in inventions, patents, copyrights, design rights, trade marks and trade names, service marks (excluding in each case the Graseby name and any marks incorporating the "Graseby" name), trade secrets, know-how and other intellectual property rights (whether registered or unregistered) and all applications for them anywhere in the world;

         "Leases" means the leases in respect of each of the leasehold
          Properties;

         "Named Individuals" means each of the following persons: Stephen
          Aubrey, Simon Bell, Neil Burdett, John Cooper, Roger Ellis, Jonathan Flint, David Flowerday, Carole Fyffe, Steve Holmes, Peter Mason,
         John Roberts and Steve Warren;

         "Net Assets Statement" means the Draft Net Assets Statement as agreed under clause 3B or as adjusted following determination of any item in dispute pursuant to that clause;

         "Properties" means the properties shortly described in Schedule 4 and "Property" means any of them and includes every part of each of them;

         "Purchasers" means Environmental and Sentron and "Purchaser" shall mean either of them;

         "Purchasers' Group" means the Purchasers' Guarantor and all of its subsidiaries, other than the Companies;

         "Purchasers' Solicitors" means Warner Cranston of Pickfords Wharf,
          Clink Street, London SE1 9DG;

         "Seller's Accountants" means Price Waterhouse of No 1 London Bridge,
          London;

         "Seller's Group" means the Seller's Guarantor and all of its subsidiaries (other than the Companies);

         "Seller's Loans" means the sum of (pound)3,684,059 owed by one or more members of the Seller's Group to the Companies as set out in the document in the Agreed Form, to be repaid on Completion;

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         "Seller's Solicitors" means Allen & Overy of One New Change, London
          EC4M 9QQ;

         "Severance Costs" means the sum of (pound)74,525 payable in respect of the termination of the employment of certain employees of Product Monitoring as referred to in the list in the Agreed Form;

         "subsidiary" means a subsidiary for the purposes of section 736 of the Companies Act 1985;

         "Tax Deed" means the Tax Deed in the Agreed Form; and

         "Warranties" means the warranties by the Seller contained in clause
          6(1) and Schedule 6.

(2) Any reference, express or implied, to an enactment includes references to:

         (a) that enactment as amended, extended or applied by or under any other enactment before or after this agreement;

         (b) any enactment which that enactment re-enacts (with or without modification); and

         (c)      any  subordinate   legislation  made  (before  or  after  this
                  agreement)  under any  enactment,  including one within (a) or
                  (b) above,

         save that this subclause shall not have effect insofar as it would create or increase any liability of the Seller under this agreement beyond that at the date of this agreement.

(3) A person shall be deemed to be connected with another if that person is connected with another within the meaning of section 839 of the Income and Corporation Taxes Act 1988.

(4) Words denoting persons shall include bodies corporate and unincorporated associations of persons.

(5) Any reference to "so far as the Seller is aware" or any similar expression shall refer to any knowledge or belief which the Seller has or would have if it had made all usual and reasonable enquiries of:

     (a) Terry Summers and David Blacket in respect of Allen;

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     (b) Timothy Coombs,  Thomas  Ainscough and Alice Dunn in respect of Product
Monitoring;


     (c) Timothy Coombs and Alice Dunn in respect of Goring Kerr Detection, Graseby Product Monitoring GmbH and Graseby Goring Kerr (NZ) Limited;

     (d) David Johnson, Benjamin Chu, Alice Dunn and Timothy Coombs in respect of Goring Kerr and Graseby Goring Kerr Canada Inc.;

     (e) David Morell and Graham Young in respect of Andersen Inc.;

     (f) Andrew Little and Nicholas Chamberlin in respect of Graseby Specac Limited and Graseby Andersen Limited; and

     (g) Timothy Coombs, Alice Dunn and Thomas Ainscough in respect of Graseby Best Limited and Graseby Intertest Limited,

     and in each of the above cases requiring such persons where appropriate to have made the same enquiries of the appropriate managers and senior employees in the relevant Company.

(6)      Subclauses (1) to (5) apply unless the contrary intention appears.

(7) The headings in this agreement do not affect its interpretation.

SALE AND PURCHASE OF THE SHARES

(1) Subject to clause 4 the Seller shall sell (or in the case of the France Shares shall procure the sale of) and each Purchaser shall purchase the Shares set out below against its name free from encumbrances together with all rights attaching to them:

     (a) Sentron:the Allen Shares, the France Shares, the Product Monitoring Shares, the Goring Kerr Detection Shares and the Goring Kerr Shares; and

         (b)      Environmental:    the Andersen Inc. Shares.
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(2) The Seller covenants with each Purchaser that:

         (a) it has the right to sell and transfer the full legal and beneficial interest in the Shares (other than the France Shares) to each Purchaser and, in the case of the France Shares, it has the right to procure the sale and transfer of the full legal and beneficial interest in such Shares to Sentron, all on the terms set out in this agreement; and

         (b) on or after Completion it will, at the Seller's cost and expense, execute and do (or procure to be executed and done by any other necessary party) all such deeds, documents, acts and things as either Purchaser may from time to time reasonably require in order to vest any of the Shares in the relevant Purchaser or as otherwise may be necessary to give full effect to this agreement.

(3) Neither Purchaser shall be obliged to complete the purchase of any of the Shares unless the purchase of all the Shares is completed simultaneously in accordance with this agreement.

3A.                      INITIAL CONSIDERATION

         The initial consideration for the sale of the Shares shall be the sum of (pound)35,260,319 (the "Initial Consideration") payable in cash on Completion and apportioned between the Shares as follows:

         (a)      for the Allen Shares, the sum of (pound)9,000,000;

         (b)      for the France Shares, the sum of (pound)70,000;

         (c)      for the Product Monitoring Shares, the sum of (pound)1,500,000
                  for   the   redeemable   ordinary   shares   and  the  sum  of
                  (pound)12,755,990 for the ordinary shares;

         (d)      for the Goring Kerr Detection Shares, the sum of (pound)20,000
                  for   the   redeemable   ordinary   shares   and  the  sum  of
                  (pound)3,980,000 for the ordinary shares;

         (e)      for the Goring Kerr Shares, the sum of (pound)1,000,000; and

         (f) for the Andersen Inc. Shares, the sum of (pound)6,934,329.

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3B.                      CONSIDERATION ADJUSTMENT

(1) If the Net Operating Assets exceed (pound)11,244,000 the relevant Purchaser shall (subject to the terms of this agreement) pay to the Seller by way of deferred consideration for the sale of the Shares a sum (the "Deferred Consideration") equal to the excess over that amount. If the Net Operating Assets are less than (pound)11,244,000 the Seller shall (subject to the terms of this agreement) pay to the relevant Purchaser by way of reduction to the consideration for the sale of the Shares a sum (the "Deficit") equal to the shortfall below that amount. The relevant Purchaser shall be notified to the Seller by the Purchasers' Guarantor and failing such notification within three business days after the date on which the Net Assets Statement is agreed or determined under this clause the relevant Purchaser shall be such Purchaser as the Seller decides.

(2) For this purpose "Net Operating Assets" means the aggregate sterling value of all assets (less liabilities) of the Companies as at the date of Completion excluding:

         a)    all cash balances and bank overdrafts
         b)    all external borrowings
         c) all inter company or intra-group balances, including the Seller's Loans and the Companies' loans but excluding those relating to day to day trading activities
         d)    all pension related assets and liabilities
         e)    all share capital and reserves
         f) all goodwill and other intangible assets including intellectual property rights as shown in the Net Assets Statement agreed or determined under this clause.

(3) As soon as practicable and in any event within 75 days following Completion each Purchaser shall procure that the Companies acquired by it deliver to that Purchaser the balance sheets as at opening of business on the date of Completion (the "Completion Balance Sheets") prepared in accordance with the convention(s) and accounting principles and practices set out in Schedule 5 ("Agreed Rules"). Within three business days of receipt of the Completion Balance Sheets the relevant Purchaser shall deliver the same to the Seller together with an aggregated balance sheet in which the Completion Balance Sheets have been aggregated ("Aggregated Balance Sheet"). There shall also be prepared by the Purchasers and delivered by them to the Seller a statement of cash book balances of each of the Companies as at opening of business on the date of Completion being a summary of the balances
         on  each  of  the  Companies'   bank  accounts  (shown  by  their  bank
         statements) adjusted to reflect cheques drawn but not presented and deposits made but not reflected on the Companies' bank statements ("Cash Book Statements").
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(4)      Upon  receipt  of the  Completion  Balance  Sheets  and the  Aggregated
         Balance Sheet by the Seller, the Seller shall instruct the Seller's Accountants to prepare as soon as is reasonably practicable and in any event within 45 days following receipt of the Completion Balance Sheets a statement of the Net Operating Assets (the "Draft Net Assets Statement") together with a report indicating their agreement with, or suggested adjustments to (as the case may be) the Completion Balance Sheets and the Aggregated Balance Sheet and the Cash Book Statements (the "Draft Completion Accounts") so as to make the same conform with the Agreed Rules.

(5) The Purchaser shall procure that the Seller's Accountants are given all such access to the premises and financial and other records and documents of the Companies as are necessary for the purpose of preparing the Draft Net Assets Statement and the Draft Completion Accounts and shall procure that the directors and employees of each Company promptly provide the Seller's Accountants with all information and explanations as they may reasonably request in connection with such preparation and determination.

(6)      The  Seller  shall  deliver  to  each  Purchaser  a copy  of the  Draft
         Completion Accounts and Draft Net Assets Statement within three business days after they are prepared.

(7) Within 14 days of delivery of the Draft Completion Accounts and Draft Net Assets Statement as referred to in subclause (6) above either Purchaser may notify the Seller in writing of any item or items they wish to dispute. If no such notice is received by the Seller within such 14 day period the Purchasers shall each be deemed to have agreed the Draft Completion Accounts and the Draft Net Assets Statement.

(8) Upon receipt by the Seller of a notice of any item of dispute in accordance with subclause (7) above the Seller and the relevant Purchaser shall use all reasonable endeavours to agree the Draft Completion Accounts and the Draft Net Assets Statement in writing within 14 days of delivery of such notice failing which the item or items in dispute shall be determined by:

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     (a) such firm of chartered accountants as the parties may agree in writing;
or

     (b) failing agreement on the identity of the firm of chartered accountants within a further seven days from the expiry of the period of 14 days referred to above, such firm of independent chartered accountants as may be appointed for this purpose on the application of any party to this agreement by the President for the time being of the Institute of Chartered Accountants in England and Wales.

     (9) The accountants appointed under subclause (8) above (the "Accountants") shall act on the following basis:

         (a)      the Accountants shall act as experts and not as arbitrators;

         (b) their terms of reference shall be to determine, within 30 days of their appointment, an amount which in their opinion represents under and in accordance with the Agreed Rules the item or items in dispute, as notified to them in writing by either the relevant Purchaser(s) or the Seller;

         (c) the Seller and the Purchasers shall each provide the Accountants with all information which they reasonably require and the Accountants shall be entitled (to the extent they consider it appropriate) to base their opinion on such information and on the accounting and other records of the Companies;

     (d) the determination of the Accountants shall (in the absence of manifest error) be conclusive; and

         (e) their costs shall be borne equally between the parties.

(10) The amount of any Deferred Consideration or Deficit, as the case may be, together with accrued interest calculated in accordance with subclause (12) shall be payable within seven days of the Net Assets Statement being agreed or ascertained under the above provisions. The amount of such Deferred Consideration or Deficit, shall be reduced or increased as the case may be by an amount equal to 69 per cent. of the Severance Costs to the extent that such Severance Costs have not been paid before Completion. At the same time, the Purchasers shall pay to the Seller by way of additional consideration for the sale of the Shares a sum equal to the amount (if any) by which the aggregate of the cash balances as shown on the Cash Book Statements exceeds the sum paid on account under clause 9(3). If such aggregate cash balances are less than the sum paid on account under clause 9(3), the Seller shall repay to the Purchasers a sum equal to the shortfall.

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(11)     If a Purchaser has notified the Seller of a bona fide Warranty Claim in accordance with the provisions of this agreement then it shall be entitled to deduct the amount of such Warranty Claim from any Deferred Consideration due to the Seller and pay it into an interest bearing escrow trust account to be opened jointly in the names of that Purchaser and the Seller. Upon settlement or determination by a court of such Warranty Claim the amount (if any) of the Warranty Claim that is agreed between the Seller and that Purchaser or is otherwise determined as being due to that Purchaser shall be repaid to the Purchaser (together with interest accrued thereon) from the escrow account and any balance (together with interest accrued thereon) in the escrow account shall be paid to the Seller.

(12) Interest shall accrue on a daily basis on the amount of Deferred Consideration or Deficit (as the case may be) at the rate of two per cent. above the Base Rate for the period from the date of Completion until payment is made in accordance with this clause (both dates inclusive).

3C.                      INDEMNITY

     (1) The Seller agrees to indemnify and hold harmless the relevant Purchasers against 50 per cent. of all liabilities, costs and expenses arising out of the Indemnified Claims.

     (2) The relevant Purchasers shall take such action to avoid, dispute, resist, appeal, compromise or contest the liability of the Indemnified Claims as may reasonably be requested by the Seller and shall ensure that the Companies co-operate with the Seller in relation to the same and give the Seller full and prompt access to their relevant employees, documents, records and premises where reasonably requested by the Seller.

3D.  **** CLAIM

     (1) The Seller shall indemnify Product Monitoring in respect of the **** Claim on the terms of this clause.

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(2)      The  Seller  and  Sentron  shall  regularly  consult  with  each  other regarding developments in respect of the **** Claim and, without prejudice to subclause (3), shall co-operate together with a view to a satisfactory resolution thereof and with a view to minimising the adverse effect of the **** Claim on the business of Product Monitoring.

(3) Sentron shall procure that the Seller shall have the exclusive conduct on behalf of Product Monitoring of all negotiations, discussions and legal proceedings between Product Monitoring and **** relating to or arising out of the **** Claim including negotiations for the grant by **** to Product Monitoring of a licence to use the Patent (such licence to be for a term not expiring before **** and otherwise upon terms (save as to payments due to **** thereunder by way of royalty or similar such payments) reasonably satisfactory to Sentron). Accordingly, Sentron shall procure that Product Monitoring shall:

         (a) co-operate with the Seller and keep the Seller promptly informed of all communications received from **** in respect of the **** Claim;

         (b) give the Seller full access at all reasonable times to, and copies of, relevant documents, records, employees and premises for purposes relating to the **** Claim;

         (c) immediately upon request by the Seller undertake with **** not to make any further sales of the **** in the United States of America;

         (d) within seven days of any request by the Seller, cease to make any further sales of the **** in the United States of America;

         (e) cease to make sales of such **** in the United States of America if an injunction is granted to **** which restrains such sales by Product Monitoring;

         (f) enter into such licence to use the Patent as the Seller may agree, on Product Monitoring's behalf, with **** (subject to the foregoing provisions of this subclause in respect of the terms of such licence); and

         (g) not admit, settle or compromise the **** Claim or take any action in connection with the **** Claim other than as directed by the Seller.

(4) The Seller shall cease to be liable under this clause immediately upon:

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     (a) Sentron failing to comply with subclause (3)(c)(d) or (e) above; or

         (b)      the  Patent   being   determined   by  a  court  of  competent
                  jurisdiction or regulatory body to be not valid; or

         (c) Product Monitoring voluntarily ceasing to endeavour to make sales of the **** in the United States of America; or

         (d) Product Monitoring agreeing a full and final settlement of the **** Claim with **** (provided all costs, expenses and liability in respect of such settlement are borne by the Seller),

         save (i) for any liabilities which the Seller may have incurred under this clause up to the time of the event in (a), (b), (c) or (d) of this subclause and (ii) that the Seller shall bear any costs incurred by Product Monitoring at the Seller's direction in resisting the validity of the Patent to the extent that such costs are not recoverable from **** following the determination referred to in paragraph (b) of this subclause.

(5) If the Seller, on behalf of Product Monitoring, procures the grant of a licence from **** (which shall be on the terms outlined in subclause
         (3) above) to Product Monitoring to use the Patent up to ****:

     (a) Sentron shall procure that Product Monitoring shall comply with the terms of such licence;

         (b) provided Sentron complies with paragraph (a) above, the Seller shall bear any royalty fees and other similar payments payable under such licence;

         (c) save as provided in paragraph (b) and without prejudice to any liabilities of the Seller under this clause accrued up to the effective date of such licence, the Seller shall cease to have any further liability under this clause.

(6) Without prejudice to the other provisions of this clause other than subclause (1), the Seller's liability under this clause shall be limited as follows:

         (a) any costs and expenses of legal advisers or patent attorneys or agents engaged by Sentron or Product Monitoring to deal with the **** Claim shall be borne by the Seller, but only to the extent previously agreed in writing by the Seller;

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         (b) the  Seller  shall  bear any  liability  which  Product  Monitoring either:

                  (i) agrees in writing with **** as its liability in respect of the **** Claim provided Product Monitoring has acted in accordance with the Seller's written directions in making such agreement; or

                  (ii) is determined by a court of competent jurisdiction (where no appeal can be made or the Seller elects not to pursue such appeal) to have to **** in respect of the **** Claim;

         (c) if Product Monitoring is obliged by an injunction issued by a court of competent jurisdiction or by agreement with **** (entered into at the direction of the Seller) or by direction of the Seller issued under subclause (3)(d) to cease selling the **** in the United States of America, the Seller shall pay to Product Monitoring:

                  (i) a sum equal to US$**** per day for the period (the "Shutdown Period") from the date of such cessation until the earlier of (i) **** and (ii) the date (if any) on which Product Monitoring is permitted under such injunction or agreement (but not such direction) to recommence sales of the **** in the United States of America; and

                  (ii) US$**** if the Shutdown Period is four months or more; and

                  (iii) a further US$**** if the Shutdown Period is six months or more.

(7) The Seller's liability under this clause shall cease on **** save in respect of any such liability accrued before that date.

(8) For the avoidance of doubt, no payments by the Seller under this clause shall constitute a reduction in the consideration payable for the Product Monitoring Shares.

(9) For the purposes of this clause 3D the following expressions shall have the following meaning:

         "****" means ****;
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     "**** Claim" means the alleged  claim by **** that the ****  infringes  the
Patent;

         "Patent" means ****'s patent (US **** of ****); and

     "****" means the **** of Product Monitoring the subject of the **** Claim.

4.    CONDITIONS PRECEDENT

     (1) The sale and purchase of the Shares is conditional on:

         (a) the necessary regulatory filing having been made, all appropriate waiting periods and any other time periods (including extensions thereto) under the United States Hart-Scott-Rodino Antitrust Improvements Act 1976 (as amended) and the regulations made thereunder having expired, lapsed or been terminated in respect of the change of ownership of Goring Kerr and Andersen Inc.; and

         (b) the necessary regulatory filing having been made and the parties having obtained formal clearance from the German Federal Cartel Office in respect of the change of ownership of Graseby Product Monitoring GmbH.

     (2) The Purchasers may waive either or both of the conditions (a) to (b) in subclause (1) above in whole or in part at any time by notice in writing to the Seller.

     (3) Each of the parties shall use reasonable endeavours to procure that the conditions in subclause (1) above are fulfilled on or before 15th May, 1998 and each of the parties agrees to assist in the preparation of all necessary filings with, attending meetings with or speaking to (if necessary) the regulatory authorities referred to in subclause (1) above.

     (4) If the conditions in subclause (1) above are not fulfilled or waived on or before the date specified in subclause (3) all of the clauses of this agreement shall cease to have effect (save in respect of subclause (3), and clauses 1, 15, 16, 18(5), 19 and 20 which shall survive termination of this agreement).

5.        COVENANTS UP TO COMPLETION

(1) In the period from the date of this agreement until Completion, the Seller shall (insofar as it is within its power to do so) procure that except with the prior consent of the Purchasers:

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     (a) none of the  Companies  departs from the ordinary  course of its day to day trading in any material respect;

     (b) none of the rights attached to any shares in any Company is modified, no shares in any Company are created or issued, no option or rights over any shares or uncalled capital of any Company is granted or agreed to be granted and no obligations convertible into shares are created;

     (c) no alteration is made to the memorandum or articles of association of any Company;

     (d) none of the Companies will:

     (i) incur any expenditure exceeding (pound)500,000 on capital account;

     (ii) declare, make or pay any dividend or other distribution;

     (iii) make any material changes in the terms and conditions of employment of any of its senior employees or employ or terminate (except for good cause) the employment of any such person (and for the purposes of this subclause a senior employee shall mean a person earning more than (pound)40,000 per annum);

     (iv) permit any of its insurances to lapse or knowingly do anything which would make any policy of insurance void or voidable or materially increase the level of cover provided under such insurance policies;

     (v) admit any person (other than pursuant to this agreement) whether by subscription or transfer or transmission as a member of that Company;

     (vi) give any guarantee or indemnity other than in respect of the obligations of another Company or in the ordinary course of business;

     (vii) acquire any shares of any other company or participate in any partnership or joint venture or agree to do so;

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     (viii) permit the  appointment of any person as a director of that Company;
or

     (ix) discontinue or amend the Seller's Scheme (other than as envisaged in Schedule 4) or commence to wind it up or cease to admit new members or communicate to any employee any intention to do so; or

     (c) it will not dispose of any interest in the Shares or any of them or grant any option or right of pre-emption over, or mortgage, charge or otherwise encumber the Shares or any of them.

(2) Prior consent requested from the Purchasers by the Seller under subclause (1) shall not be unreasonably withheld or delayed by the Purchasers.

(3) The requirement for consent shall not apply and this clause shall not be breached if (i) the Seller can demonstrate that it was necessary for it to take the relevant action without obtaining the Purchasers' consent first due to emergency requirements which would cause significant operational difficulties if not remedied before it was practicable to consult with and obtain consent of the Purchasers; and
         (ii) the Seller notifies the Purchasers of such action as soon as the Seller is reasonably able to do so.

(4) Each Purchaser and any person whom it may authorise for this purpose shall be allowed access upon reasonable notice to all the books and the records, agreements and other documents and premises belonging to any Company and the Seller shall supply any information reasonably required by the Purchaser relating to any Company.

(5) The Seller shall in so far as it is able, use its reasonable endeavours (including by exercising its voting rights) to ensure that the provisions of this clause are complied with in respect of Svenska Allen AB and Allen France as if each of them were a Company.

(6) In the period between the date of this agreement and Completion, the Purchasers will use their best endeavours to assist the Seller in procuring that the employment contracts of A. Dunn, T. Coombs and T. Ainscough are transferred from the Seller to Product Monitoring, and the employment contracts of G.R. Young and R. White are transferred from the Seller to Andersen Inc.

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6.        WARRANTIES

(1) The Seller warrants to the Purchasers that save as fairly disclosed in the Disclosure Letter each of the statements set out in Schedule 6 is true. The Seller acknowledges that the Purchasers have entered into this agreement in reliance upon, amongst other things, the Warranties and the undertakings in clause 12. Save as provided in this agreement, the Warranties shall be separate and independent and shall not be limited by reference to any other paragraph in Schedule 6 or by anything else in this agreement or the Tax Deed.

(2) The Seller agrees with the Purchasers for themselves and as trustees for each Company and their respective employees to assign to the Purchasers any rights or claims which it may have in respect of any misrepresentation, inaccuracy or omission in or from any information or advice supplied or given by any of the Companies or their employees in connection with the giving of the Warranties and the preparation and entry into of this agreement, the Tax Deed and the Disclosure Letter save that this shall not apply in case of fraud or in relation to any person who has ceased to be such an employee.

(3) The Purchasers acknowledge and agree that:

         (a) the Warranties and the other provisions of this agreement are the only warranties or other assurances of any kind given by or on behalf of the Seller and on which the Purchasers may rely in entering into this agreement;

         (b) no other statement, promise or forecast made by or on behalf of the Seller may form the basis of, or be pleaded in connection with, any claim by a Purchaser under or in connection with this agreement; and

         (c) any claim by a Purchaser or any person deriving title from it in connection with the Warranties (a "Warranty Claim") shall be subject to the following provisions of this clause.

(4) There shall be disregarded for all purposes any Warranty Claim in respect of which the amount of the damages to which the Purchasers would otherwise be entitled is less than (pound)5,000; provided however that a series of related claims or claims based on the same facts and circumstances shall for the purposes of this subclause be deemed to be a single claim and the damages in respect of each such claim shall be aggregated in determining whether they exceed (pound)5,000.

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(5) The liability of the Seller in respect of the Warranties:

     (a) shall not (when aggregated with any liability under the Tax Deed) arise unless the amount of all claims made in respect of the Warranties and/or the Tax Deed (or which would have been made but for the operation of this paragraph or the corresponding provision in the Tax Deed and excluding also those claims referred to in subclause (4)) exceeds(pound)500,000 but if liability exceeds that figure then all claims including claims previously notified shall be counted and for this purpose any reduction in such claim resulting from the operation of clause 8(4) of the Tax Deed shall not prevent the Purchaser from being able to make a Warranty Claim should the reduced level of such Warranty Claim be less than(pound)500,000; and

         (b)      shall not (when  aggregated  with any liability  under the Tax
                  Deed) exceed the aggregate amount of the Initial Consideration as adjusted pursuant to clause 3B and any sums paid under clauses 9(3) and 3(10); and

         (c) shall not arise to the extent that the matter giving rise to the breach is the subject of a claim under the Tax Deed.

(6) The Seller shall cease to have any liability under or in respect of the Warranties 18 months after the date of Completion except in respect of a Warranty Claim of which a Purchaser gives notice to the Seller before the expiry of such period and in accordance with subclause (8) below but the liability of the Seller in respect of any Warranty Claim shall absolutely terminate if proceedings in respect of it have not been commenced and served on the Seller within nine months of service of notice of that Warranty Claim.

(7) Neither Purchaser shall be entitled to make any Warranty Claim:

         (a) to the extent that provision or allowance for the matter or liability which would otherwise give rise to the claim in question has been made or falls to be made in the Completion Accounts or it is otherwise taken account of, or reflected in, the Completion Accounts;

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         (b)      if the  claim  would  not  have  arisen  but for a  change  in
                  legislation  made  after  Completion   (whether   relating  to
                  taxation, rates of taxation or otherwise) or the withdrawal of any extra-statutory concession previously made by the Inland Revenue or any other taxing authority (whether or not the change purports to be effective retrospectively in whole or in part); or

         (c) to the extent that the claim arises as a result only of any change after Completion in the accounting bases upon which any of the Companies values its assets.

(8) If a Purchaser or any of the Companies becomes aware of a matter which could give rise to a Warranty Claim that Purchaser shall give notice of the relevant facts to the Seller as soon as reasonably practicable and in any event within 30 days of that Purchaser becoming aware of those facts and (subject to the provisions of the Tax Deed in relation to any matter which may form the subject of a claim under it) if the claim in question is as a result of or in connection with a liability or alleged liability to a third party that Purchaser (at the Seller's expense) shall procure the Companies or the relevant one or more of them to take such action to avoid, dispute, resist, appeal, compromise or contest the liability as may reasonably be requested by the Seller provided that nothing in this clause 6(8) shall oblige the relevant Purchaser to take any action which might reasonably be expected to be materially prejudicial to the business of the Company. In any case where the relevant Purchaser is not so obliged to take or procure the taking of any action, and liability on the Seller either arises under a Warranty Claim or is greater than it would have been if such action had been taken, the Seller shall not be liable in respect of either such Warranty Claim or to the extent that such liability is greater than it so would have been.

(9) Without prejudice to the Purchasers' duty to mitigate any loss in respect of any breach of the Warranties, if in respect of any matter which would otherwise give rise to a breach of the Warranties one of the Companies is entitled to claim under any policy of insurance (or would have been so entitled had it maintained in force its level of insurance cover current at Completion) the amount of insurance monies which that Company actually recovers shall reduce pro tanto or extinguish the claim for breach of the Warranties and the Purchasers undertake to use their reasonable endeavours to recover such monies.

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(10)     If the Seller  makes any  payment  by way of damages  for breach of the
         Warranties (the "Damages Payment") and any of the Companies or the Purchasers receives any benefit otherwise than from the Seller which would not have been received but for the circumstance giving rise to the claim in respect of which the Damages Payment was made that Purchaser shall, once it or the relevant Company has received such benefit, forthwith repay to the Seller an amount equal to the lower of:
         (i) the amount of such benefit (less any reasonable costs or expenses incurred by the relevant Purchaser or a Company in recovering such benefit); and (ii) the Damages Payment.

(11) To the extent that the Purchasers or the Companies do any act or thing after Completion (other than in the ordinary course of business of the Companies or as required by law) which gives rise to a Warranty Claim which would not otherwise arise where the Purchasers were aware or ought reasonably to have been aware such act or thing would be likely to give rise to a Warranty Claim, the Purchasers shall not be able to recover any sums in respect of such Warranty Claim.

(12) Any payment made by the Seller in respect of a breach of the Warranties or a liability under the Tax Deed shall be deemed to be a reduction in the consideration paid for the Shares.

(13) The provisions of this clause shall have effect notwithstanding any other provisions of this agreement.

(14) None of the limitations contained in clauses 6(4) to 6(12) shall apply to any claim which arises as the consequence of, or is delayed as a result of fraud by the Seller or by any member of, or employee of any member of, the Seller's Group.

(15) Each of the Purchasers and the Purchasers' Guarantor warrants to the Seller that:

         (a) they are corporations validly existing under the laws of the state of their incorporation with requisite power and authority  to enter  into and  perform,  and  have  taken  all necessary corporate action to authorise the execution and performance of, their respective obligations under this agreement and the Tax Deed;

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         (b)      this   agreement  and  the  Tax  Deed  will,   when  executed,
                  constitute valid and binding obligations of each of the Purchasers and the Purchasers' Guarantor enforceable against them in accordance with their terms; and

         (c) other than as contemplated by this agreement, no announcements, consultations, notices, reports or filings are required to be made by any member of the Purchasers' Group in connection with the transactions contemplated by this agreement nor are any consents, approvals, registrations, authorisations or permits required to be obtained by any member of the Purchasers' Group in connection with the execution and performance of this agreement or the Tax Deed the failure to make or obtain any of which would:

                  (i)      prevent or delay completion of this agreement; or

                  (ii)     subject the Seller to any liability.

(16) Without prejudice to subclause (5)(a) above the liability of the Seller in respect of any Warranty Claim or a liability under the Tax Deed shall be reduced pro tanto or extinguished altogether, as appropriate, to the extent of any overprovision determined in accordance with clause 8 of the Tax Deed.

7.        TAX DEED

         The Seller shall on Completion enter into a Tax Deed in favour of the Purchasers.

8.        COMPLETION

(1) Completion shall take place at the offices of the Seller's Solicitors as soon as practicable after and in any event within two business days after satisfaction (or waiver) of the conditions in clause 4(1) or on such other date as the Seller and the Purchasers may agree in writing.

(2) At Completion the Seller shall procure:

         (a)      the delivery to the Purchasers of:

                  (i) duly executed transfers in favour of the Purchasers or their nominee(s) of the Allen Shares, Product Monitoring Shares and Goring Kerr Detection Shares;

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                  (ii)     the share certificates representing the Allen Shares,
                           Product Monitoring Shares and Goring Kerr Shares;

                  (iii) a duly executed transfer ("ordres de mouvements") in favour of the Purchaser in respect of the France Shares;

                  (iv) stock certificates representing the Goring Kerr Shares and the Andersen Inc. Shares duly endorsed by the Seller in favour of the Purchaser;

                  (v)      the  certificates  of  incorporation,   common  seal,
                           minute books, cheque books, statutory registers and share certificate books of the Companies;

                  (vi) the title deeds and documents, relating to the Properties, that are in the Seller's possession;

                  (vii)    the Tax Deed duly executed by the Seller;

                  (viii) the resignations of Alan Smith and Neil Burdett as directors and/or secretaries of the Companies, in each case acknowledging by way of deed that they have no claim against the Companies whether for loss of office or otherwise;

                  (ix) the resignation of the auditors of each Company with acknowledgements by them that they have no claim against the Company and, where applicable, the statement referred to in section 394 of the Companies Act 1985 to the effect that there are no circumstances connected with their resignation which they consider should be brought to the notice of the members or creditors of the Company; and

                  (x) evidence reasonably satisfactory to each of the Purchasers that it has repaid the Seller's Loans;

         (b) that board meetings of each of the Companies are held at which it is resolved that:

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                  (i)      the resignations  referred to in paragraph  (a)(viii)
                           are duly  accepted  and such  persons as the relevant
                           Purchaser   nominates  are  appointed  as  additional
                           directors and secretaries of the Companies;

                  (ii) their registered offices are changed as the Purchasers require; and

                  (iii) the transfers referred to in paragraph (a)(i) above (subject only to their being duly stamped) are approved for registration.

(3) Upon completion of the matters referred to in subclause (2) above the Purchasers shall:

         (a) procure the repayment of the Companies Loans by or on behalf of the Companies and pay the Initial Consideration to the Seller; and

         (b) deliver to the Seller a duly executed counterpart of the Tax Deed.

(4) The Purchasers agree that as soon as practicable following Completion they will assist the Seller to remove from the 401K Plan of Andersen Inc the entitlements of any employees of any members of the Seller's Group, with any costs of such removal being borne by the Seller to the extent that it has not been completed by the date of Completion.

9.        LOAN ACCOUNTS AND SETTLEMENT OF CASH BALANCES

(1) Any sums owed at Completion by any member of the Seller's Group to any Company or vice versa in respect of trading between them in the ordinary course of business shall be discharged in accordance with the terms previously agreed between them.

(2) It is acknowledged by each of the Purchasers that in preparation for the sale of the Companies the Seller has re-organised the Companies' banking arrangements and details of all these changes have been disclosed to them in the Disclosure Letter.

(3) Within five days from the date of Completion the Purchasers shall deliver to the Seller a bank statement as at the opening of business on the date of Completion for each bank account in the name of each Company (the "Completion Bank Statements") and pay to the Seller as additional consideration for the sale of the Shares an amount equal to the aggregate of the cash balances shown on the Completion Bank Statements. For this purpose, all such cash balances shall be converted into sterling from the relevant currency at the prevailing spot rate of exchange of that currency as published in the Financial Times (London edition) the next business day after Completion.


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10.       GUARANTEES

(1) The Seller shall procure that on or as soon as reasonably practicable after Completion the Companies are released from all guarantees and indemnities (if any) given by them in respect of any obligation of any member of the Seller's Group.

(2) The Purchasers shall procure that on or as soon as reasonably practicable after Completion each member of the Seller's Group is released from all guarantees and indemnities (if any) given by it in respect of any obligation of any of the Companies and pending each such member's release the Purchasers shall indemnify the Seller (for itself and as trustee for each such member) against all liabilities under those guarantees and indemnities.

11.                      PENSIONS

(1) The parties shall comply with the provisions of Schedule 4 applicable to them ("Schedule") and the Purchasers shall procure that the principal employer of the Purchaser's Scheme shall comply with the provisions of this clause and such Schedule applicable to it. All expressions used in this clause have the same meaning as in that Schedule except that "Transfer Amount" means the greater of A and B where:

         A is the Transfer Amount defined in the Schedule;

         B is the aggregate of (a), (b) and (c) below adjusted in accordance with (d) below:

         (a) The amount which the Transfer Amount defined in the Schedule would have been if the unadjusted Transfer Amount, excluding the amount referred to in paragraph 7 of the Actuary's Letter, had been calculated using a valuation rate of interest of nine per cent. per annum, a rate of general pay inflation of six per cent. per annum and a market value adjustment of 3.03 per cent divided by the net yield on the FT-Actuaries All Share Index on the Membership Transfer Date.

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         (b)      The capital value,  calculated on the same basis as the amount in (a) above, at Membership Transfer Date of the Consenting Members' normal contributions to the Seller's Scheme in accordance with the Rules for the period up to 31st December, 1999.

         (c) The capital value, calculated on the same basis as the amount in (a) above, at Membership Transfer Date of the difference between an employer's contribution rate for the relevant
                  Company of nine point five per cent. and six per cent. of Salary in respect of each Consenting Member for a period starting on the Membership Transfer Date and ending 10 years and 4 months after the date of Completion.

         (d) The aggregate of (a), (b) and (c) above is increased or decreased by the Investment Adjustment over the period starting on the Membership Transfer Date and ending at the end of the day which is three days before the Actual Payment Date and then increased by interest at the Agreed Rate from (and including) the day which is 3 days before the Actual Payment Date until the end of the day immediately before the Actual Payment Date.

(2) If the Transfer Amount is not transferred in full to the Purchaser's Scheme within one month after the Due Payment Date the Seller shall, subject to subclauses (3) and (4) below, forthwith upon receipt of a written demand from either Purchaser, pay to the relevant Purchasers, by way of reduction to the consideration for the sale of the Shares, the following amount:

         (i) if some assets have been transferred from the Seller's Scheme to the Purchaser's Scheme (whether before or after that written demand is received) - the amount by which the Transfer Amount (calculated as at the date on which those assets were transferred) exceeds the value so transferred but the excess for this purpose shall:

                  (a) be the excess adjusted by the Investment Adjustment from (and including) the date of that transfer up to (but excluding) the date of payment by the Seller pursuant to this sub-paragraph; and

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                  (b)      be reduced  (after the adjustment in (a)) if, despite
                           some   assets   having   been   transferred   to  the
                           Purchaser's Scheme, any benefit remains payable to or in respect of a Consenting Member under the Seller's Scheme; the reduction will be by the aggregate of the cash equivalents of those benefits.

         (ii) if no assets have been transferred from the Seller's Scheme to the Purchaser's Scheme - the amount by which the Transfer Amount (calculated as at the date on which payment is made to the relevant Purchasers in accordance with this subclause (2)) exceeds the aggregate of the cash equivalents of the benefits remaining payable to or in respect of the Consenting Members under the Seller's Scheme when payment is made in accordance with this subclause (2);

         less (in either case):

         (iii) any amount due from the Purchasers or the relevant Company to the Seller or the Seller's Scheme under the Schedule; and

         (iv) any amount, in addition to the amount transferred referred to in (i) above, transferred from the Seller's Scheme to the Purchaser's Scheme before payment under this sub-clause (2) is made adjusted by the Investment Adjustment from the date of transfer to the date of such payment.

         The amount derived under (i) to (iv) above is referred to below as the "Shortfall".

(3) If any of the Transfer Conditions ceases to be fulfilled or effective, the relevant Purchasers shall not demand payment under subclause (2) above and the time limit referred to in subclause (2) above will not commence, or (if any of the Transfer Conditions cease to be fulfilled or effective after the time limit has started to run) will be suspended, until all those conditions are again fulfilled or effective.

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(4)      No payment shall be paid by the Seller under subclause (2) above:

         (i) if the reason for the Transfer Amount (or part of it) not having been transferred to the Purchaser's Scheme is because of the continuing failure of the Purchaser's Scheme for whatever reason to accept the whole or any part of the Transfer Amount or if the reason is any other reason outside the control of the Seller's Scheme but, if no payment is due from the Seller because of any such reason, payment will become due (subject to the other provisions of this clause) if and when such reason ceases to exist;

         (ii) unless the Purchasers undertake in writing to the Seller to pay the Shortfall forthwith to the Purchaser's Scheme and to procure that such amount be applied by the Purchaser's Scheme to provide benefits for the Consenting Members in respect of their Pensionable Service in the Seller's Scheme before the Membership Transfer Date to the extent required by paragraph 3(D) of the Schedule only.

(5) If payment is made by the Seller in accordance with subclause (2) above the amount of that payment will be deducted from the amount otherwise payable under paragraph 6(A) of the Schedule.

(6) If the Seller pays the Shortfall to the Purchasers then:

         (i) forthwith following the Seller making payment pursuant to subclause (2) above the Purchasers shall procure that an amount equal to the Shortfall shall be contributed to the Purchaser's Scheme; and

         (ii) the Purchasers will procure that the Purchasers and all members of the Purchasers' Group will take all reasonable steps (including the claiming of any relevant deduction from profits and any repayment of tax and the obtaining of approval of the Purchaser's Scheme as an Exempt Approved Scheme) to maximise the Aggregate Tax Benefit;

         (iii) the Purchasers shall within two days after the Aggregate Tax Benefit has been finally determined by the Inland Revenue, pay to the Seller, by way of adjustment to the Consideration for the Shares, an amount equal to the Aggregate Tax Benefit, increased by interest at the Agreed Rate from (and including) the date of payment of the Shortfall up to (but excluding) the date of payment by the Purchaser of that excess.

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                  In this subclause:

                  "Tax Benefit" means the aggregate of the amount by which the relevant company's liability to pay corporation tax is reduced and the amount of any repayment of corporation tax to which the relevant company is entitled, which, in either case, arises as a result of the contribution referred to in (i)
                  above (including any such reduction or right which is attributable to a surrender by way of group relief or consortium relief under sections 402 to 413 of the Income and Corporation Taxes Act 1988 of a loss which arises as a result of the payment of the contribution); and

                  "Aggregate Tax Benefit" means the aggregate of any Tax Benefits arising to the Purchasers and the Purchasers' Group in respect of all accounting periods on or before the fifth anniversary of the date of Completion.

(7) If, for a reason outside the Seller's control, the value of the aggregate of the assets transferred by the Seller's Scheme to the Purchaser's Scheme and the assets transferred by the Seller to the Purchasers under this clause (in the case of non-cash assets based on the value of the assets transferred as at the date of transfer) exceeds the Transfer Amount, the Purchasers shall, within one month of such an excess having been transferred, pay to the Seller, by way of an adjustment to the consideration payable for the sale of the Shares, a sum in cash equal to half of such excess adjusted by the Investment Adjustment from (and including) the date of transfer of the excess to the Purchaser's Scheme up to (but excluding) the date of payment of the excess by the Purchasers to the Seller provided that the Seller's Guarantor shall have exercised all reasonable endeavours to procure that no such excess shall arise and provided further that the amount of any such excess shall be available to such Companies as are employers under the Purchaser's Scheme to fund contributions as employer under the Purchaser's Scheme notwithstanding the other provisions hereof.



12.                      PROTECTIVE COVENANTS

(1) The Seller's Guarantor covenants with the Purchasers as trustees for themselves and the Companies that it shall not and shall procure that no member of the Seller's Group shall:


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         (a)      for  a  period  of  12  months  from  Completion  directly  or indirectly carry on any business which is competitive with any of the businesses carried on by the Companies at Completion nor be concerned or interested in any such business; or

         (b) for a period of 12 months from Completion induce or attempt to induce any supplier of the Companies to cease to supply, or to restrict or vary the terms of supply, to the Companies; or

         (c) for a period of 12 months from Completion directly solicit the employment of any present employee of the Companies; or

         (d) at any time after Completion disclose or divulge to any third party any information of a secret or confidential nature relating to the business or affairs of the Companies (except as required by law or any competent regulatory body) provided that this shall not apply to any such information which has come into the public domain other than as a result of a breach of this agreement by a member of the Seller's Group.

(2) The restrictions in subclause (1)(a) above shall not apply (or, as the case may be, shall cease to apply) insofar and to the extent that any member of the Seller's Group after Completion on bona fide arm's length terms acquires any company or business or merges with any company or business and, as a result of that transaction, falls within the terms of subclause (1)(a) above (the "Relevant Interest") if turnover and profits before interest and taxation attributable to the Relevant Interest each constitute less than 15 per cent. of aggregate turnover and aggregate profits before interest and taxation, respectively, of the companies and businesses acquired or merged with, in each case by reference to the most recent audited financial statements of the relevant companies and businesses. If the Relevant Interest exceeds that threshold then the Seller shall if requested by a Purchaser enter into bona fide negotiations to sell the Relevant Interest to that Purchaser at fair market value.

(3) For the purposes of subclause (1) a member of the Seller's Group is concerned or interested in a business if it carries it on as principal or agent or if:

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         (a)      it is a partner, director, employee, secondee, consultant or agent in, of or to any person who carries on the business; or

         (b)      it  has  any  direct  or  indirect   financial   interest  (as
                  shareholder or otherwise) in any person who carries on the business; or

         (c) it is a partner, director, employee, secondee, consultant or agent in, of or to any person who has a direct or indirect financial interest (as shareholder or otherwise) in any person who carries on the business, disregarding any financial interest of a person in securities which are listed on the London Stock Exchange or traded in the Alternative Investment Market if that person and the Seller's Group are interested in securities which amount to less than five per cent. of the issued securities of that class and which, in all circumstances, carry less than five per cent. of the voting rights (if any) attaching to the issued securities of that class.

(4) Each of the restrictions in each paragraph or subclause above shall be enforceable by the relevant Purchaser independently of each of the others and its validity shall not be affected if any of the others is invalid; if any of those restrictions is void but would be valid if some part of the restrictions were deleted the restriction in question shall apply with such deletion as may be necessary to make it valid.

(5) If by virtue of any provision of this agreement or of any other agreement or arrangement of which this agreement forms part, such agreement or arrangement is subject to registration under the Restrictive Trade Practices Act 1976, none of the parties to such agreement or arrangement who carries on business within the United Kingdom shall give effect to, or enforce or purport to enforce the agreement or arrangement in respect of any such provision until the day after particulars of the agreement or arrangement have been furnished to the Director General of Fair Trading under section 24 of that Act.

13.      CHANGE OF NAME

(1) The Purchasers shall procure that on or as soon as reasonably practicable after Completion and in any event within ten business days after Completion the names of those Companies which include the word "Graseby" are changed to a name which does not include the word "Graseby" or any name which is or might be confused with that name and that the Seller is provided with a certified copy of the relevant special resolutions and incorporation on change of name certificates or the overseas equivalent.

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(2)      The Purchasers  shall be entitled to continue to use the name "Graseby"
         on all  existing  media  (including,  without  limitation,  stationery,
         brochures,   pamphlets,   catalogues,   invoices,  written  orders  and
         receipts, building signs and van and truck livery) of each of the Companies for a period of six months from Completion.

(3) The Purchasers shall further procure that save in accordance with subclause (2) above the name "Graseby" will not be used by any of the Companies or by any member of the Purchasers' Group and that on expiry of the period referred to in subclause (2) above the use of the name "Graseby" by each of the Companies or any member of the Purchasers' Group will cease forthwith.

(4) In so far as any trade or service mark registrations or applications for registration are held at Completion by any Company in the name "Graseby" (including any trade or service mark incorporating the name "Graseby") the Purchasers shall procure that any such registration shall be assigned to the Seller free from encumbrances (other than those existing at Completion) for a nominal consideration of (pound)1 on request.

(5) In so far as any Intellectual Property Rights owned by the Graseby Group are used in the business of the Companies on or immediately prior to Completion then the Seller shall assign or procure the assignment of, at the Seller's cost and expense, all such Intellectual Property Rights as are used exclusively in the business of the Companies to such of the Companies as the Purchasers may nominate as soon as practicable; to the extent any such rights are not used exclusively in the business of the Companies or pending completion of such assignments the Seller shall grant or procure that the relevant member of its Group grants to the relevant Company a non-exclusive, royalty free licence to use such Intellectual Property Rights as part of the relevant Company's business as was carried on at or immediately prior to Completion and on such other terms as shall be appropriate to protect the Intellectual Property Rights of the Graseby Group in those rights (both parties acting reasonably and provided no warranty or other obligation in respect of such Intellectual Property Rights shall be given by the Graseby Group) and the Purchasers shall procure that the relevant Company shall indemnify the Seller against all actions, proceedings, costs, damages and demands in respect of the relevant Company's use of any such Intellectual Property Rights under such licence. To the extent that any such licence or assignment permits the Companies to continue to carry out their business in substantially the same way as carried on prior to Completion, the Seller shall not be liable for breach of a Warranty or a failure by it to disclose any Company's use of such Intellectual Property Rights.

            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.

(6) In so far as any Intellectual Property Rights are owned by any Company and are used by the Seller's Group on or immediately prior to Completion, the relevant Company shall grant to the relevant member of the Seller's Group a non-exclusive, royalty free licence to use such Intellectual Property Rights as part of the business of the Seller's Group as was carried on at or immediately prior to Completion and on such other terms as shall be appropriate to protect the Intellectual Property Rights of the Company in those rights (both parties acting reasonably and provided no warranty or other obligation in respect of such Intellectual Property Rights shall be given by the Company) and the relevant member of the Seller's Group shall indemnify the relevant Company against all actions, proceedings, damages, claims and demands in respect of the relevant member of the Seller's Group's use of such Intellectual Property Rights under such licence.

(7) Each party (and any Company) shall be responsible at its own expense for procuring any right to use or continue using any Intellectual Property Rights belonging to any third party after Completion. To the extent that any such licence or assignment permits the Companies to continue to carry out their business in substantially the same way as carried on prior to Completion, the Seller shall not be liable for breach of a Warranty or a failure by it to disclose any Company's use of such Intellectual Property Rights.


14A.                     GUARANTEE OF THE SELLER'S GUARANTOR

(1) In consideration of the Purchasers and the Purchasers' Guarantor entering into this agreement (and for other valuable consideration the receipt and sufficiency of which the Seller's Guarantor acknowledges), the Seller's Guarantor guarantees to each of the Purchasers the due and punctual payment of all monies due by the Seller to the Purchasers and performance of all the Seller's other obligations, warranties or undertakings arising under this agreement and the Tax Deed and the Seller's Guarantor agrees to indemnify the Purchasers against all losses, costs, charges, expenses, actions, claims and demands which either Purchaser may suffer through or arising from any breach by the Seller of its obligations, warranties or undertakings under this agreement or the Tax Deed. The Seller's Guarantor shall not be under any obligation to make any payment to either Purchaser under this subclause unless and until such Purchaser has obtained a judgement in its favour in respect of the relevant matter (which cannot be appealed against) or the Seller's Guarantor has agreed in writing to the claim.

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                     THE SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.

(2) This guarantee shall be a continuing guarantee and shall remain in force until all the Seller's obligations under this agreement and the Tax Deed have been performed.

(3) The guarantee of the Seller's Guarantor shall not be affected by any legal limitation disability or other circumstances (including for the avoidance of doubt any time or indulgence granted, other variation, winding up or cessation of trade) relating to the Seller or any irregularity, unenforceability or invalidity of any obligations, warranties or undertakings of the Seller under this agreement or the Tax Deed.

14B.                     GUARANTEE OF THE PURCHASERS' GUARANTOR

(1) In consideration of the Seller and the Seller's Guarantor entering into this agreement (and for other valuable consideration the receipt and sufficiency of which the Purchasers' Guarantor acknowledges), the Purchasers' Guarantor guarantees to the Seller the due and punctual payment of all monies due by the Purchasers to the Seller and performance of all the Purchasers' other obligations, warranties or undertakings arising under this agreement and the Tax Deed and the Purchasers' Guarantor agrees to indemnify the Seller against all losses, costs, charges, expenses, actions, claims and demands which the Seller may suffer through or arising from any breach by the Purchasers of their obligations, warranties or undertakings under this agreement or the Tax Deed. The Purchasers' Guarantor shall not be under any obligation to make any payment to the Seller under this subclause unless and until the Seller has obtained a judgement in its favour in respect of the relevant matter (which cannot be appealed against) or the Purchasers' Guarantor has agreed in writing to the claim.

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                     THE SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.

(2) This guarantee shall be a continuing guarantee and shall remain in force until all the Purchasers' obligations under this agreement and the Tax Deed have been performed.

(3) The guarantee of the Purchasers' Guarantor shall not be affected by any legal limitation disability or other circumstances (including for the avoidance of doubt any time or indulgence granted, other variation, winding up or cessation of trade) relating to either of the Purchasers or any irregularity, unenforceability or invalidity of any obligations, warranties or undertakings of either of the Purchasers under this agreement or the Tax Deed.

15.       ANNOUNCEMENTS

(1) None of the parties shall make or permit any person connected with it to make any announcement concerning this sale and purchase or any ancillary matter before, on or for a period of 12 months after Completion except as required by law or any competent regulatory body or in communications in the ordinary course with its investors and/or any market analysts or with the written approval of the other parties, such approval not to be unreasonably withheld or delayed. No party shall at any time make any announcement regarding this sale and purchase or any ancillary matter which might reasonably be expected to damage the reputation of any of the other parties in any way.

(2) The Seller and the Purchasers undertake that they shall not, and shall procure that no member of the Seller's Group or Purchasers' Group respectively shall, at any time after the date of this agreement divulge or communicate any of the terms of this agreement to any person other than to its professional advisers or with the written consent of the others or to the extent required by law or by the rules or regulations of the London Stock Exchange or any other recognised investment exchange or in connection with obtaining advice on its rights or obligations under this agreement or enforcing or defending any claim in respect of the same.

16.                      NOTICES

(1) Any notice or other document to be served under this agreement may be delivered by hand or sent by first class post or facsimile process to the party to be served at its address appearing in this agreement or at such other address as it may have notified to the other parties in accordance with this clause.

            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.

(2) Any notice or document shall be deemed to have been served:

         (a)      if delivered by hand, at the time of delivery; or

         (b) if posted, at 10.00 a.m. on the second (or in the case of international post, the fourth) business day after it was put into the post; or

         (c) if sent by facsimile process, at the expiration of two hours after the time of despatch, if despatched before 3.00 p.m. on any business day, and in any other case at 10.00 a.m. on the business day following the date of despatch.

(3) In proving service of a notice or document it shall be sufficient to prove that delivery was made or that the envelope containing the notice or document was properly addressed and posted as a prepaid first class letter or that the facsimile message was properly addressed and despatched as the case may be.

17.                      APPORTIONMENT OF FURTHER PAYMENTS

         Any amount to be paid by any party to the others under the terms of this agreement which would constitute an increase or a reduction (as the case may be) in the consideration for the Shares shall be apportioned amongst the Shares in a manner to be agreed by the parties to this agreement. Failing such agreement within 14 days of the relevant payment being made, the amount of such payment shall be apportioned in the same proportions as the Initial Consideration is allocated between the Shares under clause 3A.

18.       GENERAL

(1) Each of the obligations, Warranties, indemnities and undertakings set out in this agreement which is not fully performed at Completion will continue in force after Completion.

(2) Unless otherwise expressly stated all payments to be made under this agreement shall be made in sterling to the party to be paid as follows:

            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.

         (a) to the Seller in immediately available funds to the account of the Seller at:

                  bank:               Barclays Bank Plc
                                      Broadgate Business Centre
                  sort code:          20-77-67
                  account number: 30240869

                  or such other account as the Seller may specify; and

         (b) to the Purchasers in immediately available funds to such account as the Purchasers may specify.

(3) Save as contemplated in clause 4 and without prejudice to any other remedy available to any party for breach of this agreement by the others, no party may rescind this agreement at any time in any circumstances.

(4) The Seller or either Purchaser may, without the consent of any other party to this agreement, assign to another company in the Seller's Group or the Purchasers' Group respectively the benefit of all or any of another party's rights under this agreement provided that if such assignee leaves the Seller's Group or Purchasers' Group respectively it shall immediately before it ceases to be a member of the Seller's Group or Purchasers' Group assign its rights under this agreement back to a member of the Seller's Group or the Purchasers' Group, as the case may be, failing which such rights shall cease to be enforceable. Save as provided in this subclause, none of the rights or obligations under this agreement may be assigned or transferred by a party without the prior written consent of the Seller, in the case of an assignment by a Purchaser, or of the relevant Purchaser(s), in the case of an assignment by the Seller. The Seller's Guarantor and the Purchasers' Guarantor agree that their guarantees in clauses 14A and 14B respectively shall continue to apply in favour of any person to whom assignment is permitted under this subclause.

(5) Each party shall pay the costs and expenses incurred by it in connection with the entering into and completion of this agreement.

(6) This agreement may be executed in counterparts, each of which taken together shall constitute one and the same agreement and any party may enter into this agreement by executing a counterpart.

            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.

(7) For a period of 12 months from the date of Completion the Seller shall from time to time forthwith upon reasonable request from the Purchasers (at the Seller's expense) do or procure the doing of all acts and/or execute or procure the execution of all such documents for the purpose of vesting in the Purchasers or the relevant Company as the relevant Purchaser may direct, any member of the Graseby Group's title to such assets (other than Intellectual Property Rights or real property) as are used exclusively by any of the Companies in the operation of its business as currently conducted which the Purchasers become aware are owned by a member of the Graseby Group. If any such asset (other than Intellectual Property Rights or real property) is also used by a member of the Graseby Group then the Seller shall at the Seller's expense procure that the Purchasers are granted a non-exclusive royalty free licence to use such asset.

(8) If after the date of this agreement the Seller becomes aware of any real property which is owned by a member of the Graseby Group and which is occupied by a Company then the Seller will procure that the relevant member of the Graseby Group will (at the Seller's expense), transfer to that Company, and the Purchasers will procure that such Company will take a transfer of such property for nil consideration. The terms governing such a transfer shall be equivalent to those terms contained in an agreement between Goring Kerr PLC (1) and Goring Kerr Detection Limited (2) dated 11th March, 1998 except that clause 4 of that agreement shall not be included.

19.       WHOLE AGREEMENT

(1) This agreement and the documents referred to in it contain the whole agreement between the parties relating to the transactions contemplated by this agreement and supersede all previous agreements between the parties relating to these transactions.

(2) Each of the parties acknowledges that in agreeing to enter into this agreement it has not relied on any representation, warranty, collateral contract or other assurance (except those set out in this agreement and the documents referred to in it) made by or on behalf of any other party before the signature of this agreement. Each of the parties waives all rights and remedies which, but for this subclause, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance, provided that nothing in this subclause shall limit or exclude any liability for fraud.

            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.

20.       GOVERNING LAW

(1) This agreement is governed by and shall be construed in accordance with English law.

(2) The Purchasers and the Purchasers' Guarantor submit to the jurisdiction of the English courts for all purposes relating to this agreement and irrevocably appoint the Purchasers' Solicitors as their agent for service of process.


(3) AS WITNESS the hands of a duly authorised officer of each of the parties on the date which appears first on page 1.


SIGNED by                                   )        Alan Thomson
for and on behalf of                        )
GRASEBY LIMITED                             )



SIGNED by                                   )        D. Helm
for and on behalf of                        )
THERMO ENVIRONMENTAL                        )
INSTRUMENTS INC.                            )



SIGNED by                                   )        L. Ribich
for and on behalf of                        )
THERMO SENTRON INC.                         )



SIGNED by                                   )        Alan Thomson
for and on behalf of                        )
SMITHS INDUSTRIES plc                       )



SIGNED by                                   )        D. Helm
for and on behalf of                        )
THERMO ELECTRON                             )
CORPORATION                                 )

                                                                 Exhibit 2.2


THIS AMENDMENT AGREEMENT (this "Amendment") is made on the 7th day of May, 1998


BETWEEN:


     (1) GRASEBY LIMITED registered number 894638 whose registered office is at 765 Finchley Road, London NW11 8DS;

     (2) THERMO ENVIRONMENTAL INSTRUMENTS INC. whose principal place of business is at 8 West Forge Parkway, Franklin, Massachusetts 02038, USA;

     (3) THERMO SENTRON INC. whose principal place of business is at 501 90th Avenue, NW, Minneapolis, Minnesota 55433, USA;

     (4) SMITHS INDUSTRIES plc registered number 137013 whose registered office is at 765 Finchley Road, London NW11 8DS; and

     (5) THERMO ELECTRON CORPORATION whose principal place of business is at 81 Wyman Street, Waltham, Massachusetts 02254-9046, USA.


WHEREAS:

The parties to this Amendment have entered into that certain Agreement for the sale and purchase of all the issued share capitals of Graseby Allen Limited, Graseby Product Monitoring Limited, Goring Kerr Detection Limited, Graseby Goring Kerr Inc., Graseby Andersen Inc. and part of the share capital of Allen France SA (the "Agreement").

The parties originally contemplated that all regulatory approvals required by clause 4(1) of the Agreement would be received prior to 15th May, 1998.

As of the date of this Amendment, it appears to the parties that such approvals will not in fact be received by 15th May, 1998.

The parties believe that it is their mutual interests to continue to pursue such approvals.


IT IS AGREED as follows:-

                          (1)         Clause 4(3) of the Agreement is hereby
amended and restated as follows:

         Each of the parties shall use reasonable endeavours to procure that the conditions in sub clause (1) above are fulfilled on or before 30th June, 1998 and each of the parties agrees to assist in the preparation of all necessary filings with, attending meetings with or speaking to (if necessary) the regulatory authorities referred to in sub clause (1) above.

(2) Except as otherwise provided herein, the Agreement shall remain in full force and effect.

(3) This Agreement may be executed in counterparts, each of which taken together shall constitute one and the same agreement and any party may enter into this Agreement by executing a counterpart.

(4) This Amendment is governed by and shall be construed in accordance with English law.


AS WITNESS the hands of a duly authorised officer of each of the parties on the date which appears first above.


SIGNED by                  )                 Alan Thomson
 ........................   )
for and on behalf of       )
GRASEBY LIMITED            )


SIGNED by                  )                 Melissa F. Riordan
for and on behalf of       )
THERMO ENVIRONMENTAL       )
INSTRUMENTS INC.           )



SIGNED by                  )                 Melissa F. Riordan
 ........................   )
for and on behalf of       )
THERMO SENTRON INC.        )



SIGNED by                  )                 Alan Thomson
 ........................   )
for and on behalf of       )
SMITHS INDUSTRIES plc      )


SIGNED by                  )                 Melissa F. Riordan
 .....................      )
for and on behalf of       )
THERMO ELECTRON            )
CORPORATION                )

                                                                 Exhibit 2.3




                               DATED 9 June, 1998





                                 GRASEBY LIMITED
                      THERMO ENVIRONMENTAL INSTRUMENTS INC.
                               THERMO SENTRON INC.
                              SMITHS INDUSTRIES plc

                                       and

                           THERMO ELECTRON CORPORATION






                  --------------------------------------------

                                    AGREEMENT

                     to further amend the sale and purchase
                            agreement entered into by
                             the above parties dated
                                13th March, 1998
                (as amended by an agreement dated 7th May, 1998)
                  --------------------------------------------

THIS AGREEMENT is made on 9th June, 1998 BETWEEN:

     (1) GRASEBY LIMITED registered number 894638 whose registered office is at 765 Finchley Road, London NW11 8DS (the "Seller");

     (2) THERMO ENVIRONMENTAL INSTRUMENTS INC. whose principal place of business is at 8 West Forge Parkway, franklin, Massachusetts 02038, USA
("Environmental");

     (3) THERMO SENTRON INC. whose principal place of business is at 501 90th Avenue, NW, Minneapolis, Minnesota 55433, USA ("Sentron");

     (4) SMITHS INDUSTRIES plc registered number 137013 whose registered office is at 765 Finchley Road,
         London, NW11 8DS (the "Seller's Guarantor"); and

     (5) THERMO ELECTRON CORPORATION whose principal place of business is at 81 Wyman Street, Waltham, Massachusetts 02254-9046, USA (the "Purchasers' Guarantor").

WHEREAS:

(A) The above parties entered into a sale and purchase agreement on 13th March, 1998 (the "Original Agreement") relating to the sale of all the issued share capitals of Allen, Product Monitoring, Goring Kerr Detection, Goring Kerr and Andersen Inc. and the shares in Allen France. In order to obtain US Hart-Scott- Rodino clearance for the transactions contemplated in the Original Agreement, the parties now wish to exclude Graseby Specac Limited and the US Specac business carried on by Andersen Inc. (together, "Specac") from the sale contemplated in the Original Agreement.

(B) The Original Agreement was amended by an agreement between the parties dated 7th May, 1998 to extend the date for satisfaction of the condition precedent in clause 4(1)(a) of the Original Agreement.

(C) Accordingly the parties have agreed to amend the Original Agreement and to certain other matters, as set out in this agreement.

IT IS AGREED as follows:

1.       INTERPRETATION

         All words and expressions defined in or pursuant to the Original Agreement shall have the same meaning in this agreement, except where amended by this agreement.


2.       CHANGES TO ORIGINAL AGREEMENT

     (1) Save as modified by this agreement, the Original Agreement (as amended on 7th May, 1998) shall continue to have effect.

     (2) The Original Agreement shall be deemed to be amended, with effect from the date of this agreement, as follows:

         (a)      recital (I) shall be deleted and replaced by the following:

                  "(I) Graseby Andersen Limited ("Andersen Limited") is a private company limited by shares short particulars of which are set out in Part F of Schedule 1 having an authorised capital of (pound)100 divided into 100 ordinary shares of (pound)1 each of which 2 have been issued (the "Andersen Limited Shares")";

         (b) recital (J) shall be amended by inserting "Andersen Limited" after "Goring Kerr " on the second line;

         (c) recital (K) shall be amended by inserting ", Andersen Limited Shares" after "Goring Kerr Shares" on the second line;

         (d)      clause 1(1) shall be amended by:

     (1) changing the figure referred to in the definition of "Companies' Loans" to (pound)6,359,829; and

     (2) changing the figure referred to in the definition of "Seller's Loans" to
                           (pound)2,280,148;

         (e) clause 1(5) shall be amended by deleting "Graseby Specac Limited and " from paragraph (f);

     (f) clause 2(1)(b) shall be amended by adding "and the Andersen Limited Shares" after "Andersen Inc. Shares";

         (g)      clause 3A shall be amended by:

     (1) deleting "(pound)35,260,319" on the first line and replacing it by "(pound)35,460,319";

     (2) delete "and" at the end of clause 3A(e) and insert ";and" at the end of clause 3A(f); and

     (3) adding a new paragraph (g) as follows: "(g) for the Andersen Limited Shares, the sum of (pound)200,000";

         (h) clause 3B(1) shall be amended by replacing "(pound)11,244,000" on the first and fourth lines by "(pound)9,546,000";

         (i) Clause 8(2)(a)(i) shall be amended by adding at the end the words "and a duly executed declaration of trust in favour of Environmental in respect of the Andersen Limited Shares";

         (j) clause 8(2)(a)(ii) shall be amended by adding after "Product Monitoring Shares" the words ", Andersen Limited Shares";

         (k) clause 8(2)(a)(v) shall be amended by adding at the end the words "not already in the possession of the Companies";

         (l)      Part G of Schedule 2 shall be deleted;

         (m)      Part H of  Schedule  2  shall  be  redesignated  as  Part F of
                  Schedule 1 and opposite the word "Shareholder" in that Part, the word "Graseby Specac Limited" shall be deleted and replaced by "Graseby Limited as to the beneficial interest and Graseby Specac Limited as to the legal interest"; and

         (n) Part B of Schedule 3 shall be amended by:

     (1) deleting the reference "(Shares with Graseby Specac Limited)" from the end of entry for Legal Owner for the Atlanta property (number (13)) on page 43;

     (2) deleting the entry for the Orpington Property (number (19)) on page 45 and replacing it as follows:

     "(19) Description: Part Ground Floor and Part Top Floor, Cray Avenue, Orpington (Title No: SGL579547)

     Date of and parties of Graseby agreement for lease: June, 1998 between Graseby Limited (1) and Andersen Limited (2)

     Legal and Beneficial owner of interest under agreement for lease: Graseby Andersen Limited

                          Term: a maximum of 6 months from Completion



                                    Present rent:             (pound)2,250 pcm

                                    Next rent review:Not applicable

                                    Present use:              Factory/offices";

     (3) deleting all reference to the Newmarket property at entry (20) on page 45.

(3) Any references in the Original Agreement to "this agreement" shall be construed as references to the Original Agreement as amended by the amendment agreement dated 7th May, 1998 and by this agreement.

(4) The Purchasers acknowledge that the Seller has taken or procured to be taken the following steps to exclude Specac from the sale contemplated by the Original Agreement:

         (a) by an agreement dated 8th June, 1998 Andersen Inc. sold the beneficial interest in all its shares in Graseby Specac Limited to the Seller for (pound)5,984,911 to be left outstanding on inter-company loan account and simultaneously declared that it held the legal interest in such shares on trust for the Seller;

         (b) by an agreement dated 9th June, 1998 Graseby Specac Limited sold the beneficial interest in the Andersen Limited Shares to the Seller for (pound)200,000 to be left outstanding on inter-company loan account and simultaneously declared that it held the legal interest in such shares on trust for the Seller; and

         (c) by an agreement dated 9th June, 1998 Andersen Inc. sold its US Specac business to Specac Inc. (a member of the Graseby Group) for (pound)79,000 to be left outstanding on inter-company loan account.

(5) The Purchasers acknowledge their consent (for the purposes of clause 5(1) of the Original Agreement) to the taking of the steps referred to in subclause (4) and that copies of the agreements referred to in subclause (4) have been disclosed to them by the Seller. The Purchasers further agree that they shall not be able to make any claim under the Warranties or other terms of the Original Agreement (if applicable) due to the transactions contemplated in those agreements occurring.

(6) The parties acknowledge that the condition precedent in clause 4(1)(b) of the Original Agreement has been satisfied and that Completion of the Original Agreement shall take place on Friday 12th June, 1998 if (i) the US Federal Trade Commission or the US Department of Justice provides unconditional clearance in respect of the sale contemplated in the Original Agreement as amended by this agreement or (ii) all appropriate waiting periods and any other time periods (including extensions thereto) under the US Hart-Scott-Rodino Antitrust Improvements Act 1976 (as amended) and the regulations made thereunder have expired, lapsed or been terminated in respect of the sale contemplated in the Original Agreement as amended by this agreement, in each case on or before Thursday 11th June, 1998 ((i) and (ii) together "Clearance") . If Clearance is not received on or before such time Completion shall take place within four business days of the date of actual Clearance.

(7) At Completion the Tax Deed to be entered into by the Seller and the Purchasers shall, notwithstanding anything contained in the Original Agreement, be in the form appended to this agreement, instead of that agreed by the parties on 13th March, 1998.

3.       NON-OBJECTION

         The Purchasers undertake to the Seller not to submit to the United States Department of Justice, the European Commission or any applicable national competition or regulatory authority any complaint or objection to the sale of Specac by the Seller, irrespective of the identity of the purchaser of Specac, provided that this will not prevent the Purchasers complying with any obligations with regard to the provision of information or otherwise under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the EC Merger Control Regulation, or any other applicable law or regulation. When asked by any of the above regulatory authorities to comply with any obligations to provide information, the Purchasers shall inform the Seller of this fact unless this constitutes a breach of the Purchasers' obligations under applicable law or regulations.

4.       INTERIM TRANSITIONAL ARRANGEMENTS

(1) The Purchasers shall procure that post-Completion Andersen Inc. shall provide certain limited services to Graseby Specac Limited and/or Specac Inc. and the Seller shall procure that Graseby Specac Limited shall provide certain limited services to Graseby Andersen Limited, all such services to be supplied as a temporary measure in accordance with the principal terms and conditions set out in Schedule 1 to this agreement.

(2) If any obligation or liability shall arise on Andersen Inc. to make a payment of US Taxation to a Taxation Authority in respect or as a result of any transfer or sale of all the issued share capital of Graseby Specac Limited from Andersen Inc. to the Seller, such obligation or liability shall be shared as to the first US$500,000 equally between the Purchasers on the one hand and the Seller on the other hand and thereafter (in the event the liability exceeds US$500,000) shall be borne by the Seller alone. Any payment due under this sub-clause shall be made within 7 days of the amount becoming due to a Taxation Authority and shall operate to reduce the Initial
         Consideration for the Andersen Inc. Shares by the amount of such payment.

(3) For the purposes of this clause the expressions "Taxation" and "Taxation Authority" shall have the same meaning as they bear under the Tax Deed.

5.       EMPLOYEES

         The Seller and Environmental agree to use their best endeavours to procure that:

         (a) Graseby Specac Limited, Andersen Inc. and Specac Inc. agree with M Cruickshank and A Bibby that:

                  (i) to the extent that they are employed by Graseby Specac Limited and seconded to Andersen Inc., the terms and conditions of their secondment will transfer to Specac Inc on broadly equivalent terms and conditions as those enjoyed by them immediately prior to Completion; and

                  (ii) to the extent that they are employed by Andersen Inc., all necessary steps will be taken to transfer their employment to Specac Inc. on broadly equivalent terms and conditions as those enjoyed by them immediately prior to Completion; and

     (b) the employment of P Galloway is transferred at Completion from Andersen Inc. to Specac Inc. on terms and conditions overall equivalent to those enjoyed by her immediately prior to Completion.

6.        CONFIDENTIAL INFORMATION

(1) "Information" means information of whatever nature relating to Specac supplied to the Purchasers, Purchasers' Guarantor or the Purchaser's advisers by or on behalf of the Seller in writing, orally or otherwise and includes any information obtained by the Purchasers, Purchasers' Guarantor or the Purchasers' advisers, in writing or orally, through discussions with the management, employees and advisers of the Seller, together with any reports, analyses, compilations, studies or other documents prepared by the Purchasers or on their behalf which contain or otherwise reflect such information.

(2) The Purchasers undertake to the Seller to keep strictly confidential all Information relating to Specac. The Purchasers will not use the Information in any way that could be directly or indirectly detrimental to the Seller or Specac or so as to procure any commercial advantage over the Seller or the Specac business.

(3) The Purchasers shall use all their reasonable endeavours to promptly return to the Seller or destroy all copies of Information in their possession or control relating to Specac without keeping any copies and deliver to the Seller or destroy all notes (and any copies) prepared by them (and by any person to whom disclosure has been made) and use all their reasonable endeavours to destroy or expunge all Information from any computer, word processor or other device containing it.

(4) The Purchasers further acknowledge and confirm to the Seller that:

         (a) remedies at law may be inadequate to protect against a breach of this clause and hereby agree in advance, in the event of any such breach on their part, not to oppose the granting of injunctive relief, specific performance or other equitable relief in favour of the Seller without proof of actual damage;

         (b) no failure or delay in exercising any right, power or privilege under this clause will operate as a waiver of it, nor will any single or partial exercise of it preclude any further exercise or the exercise of any right, power or privilege under this clause or otherwise. No modification to this clause or any waiver granted by the Seller in respect of any action taken by the Purchasers or their advisers shall be effective unless agreed in writing by the Seller; and

         (3) the provisions of this clause shall be severable in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

7A.                      GUARANTEE OF THE SELLER'S GUARANTOR

         The Seller's Guarantor confirms to each of the Purchasers that the guarantee given by the Seller's Guarantor under clause 14A of the Original Agreement shall remain in effect notwithstanding the changes made by the agreement dated 7th May, 1998 and this agreement.

7B.                      GUARANTEE OF THE PURCHASERS' GUARANTOR

         The Purchasers' Guarantor confirms to the Seller that the guarantee given by the Purchasers' Guarantor under clause 14B of the Original Agreement shall remain in effect notwithstanding the changes made by the agreement dated 7th May, 1998 and this agreement.

8.                       SEC FINANCIAL STATEMENTS

         The Seller acknowledges that the Purchasers will be obliged to prepare and file with the U.S. Securities and Exchange Commission certain financial statements ("SEC Financial Statements") with respect to one or more of the Companies, and that, in accordance with UK generally accepted accounting principles as applied by the Seller to the Companies, not all of the information necessary to prepare such SEC
         Financial   Statements  in  accordance   with  US  generally   accepted
         accounting principles is contained in the books and records of the Companies. Accordingly, the Seller agrees (i) to co-operate with the Purchasers and to provide the Purchasers with access to the Seller's own books and records; and (ii) to use its reasonable endeavours to procure that the Seller's Accountants co-operate with the Purchasers, including providing access to the Seller's Accountants' work papers, in each such case, to the extent reasonably necessary (and only to such extent) for the Purchasers to prepare such SEC Financial Statements. Such co-operation and access shall be provided to the Purchasers or their accountants during normal working hours at the Seller's principal places of business or at any location (including the offices of the Seller's Accountants) where such books and records are maintained. The Purchasers may reasonably require that the Seller (or they themselves with the prior consent of the Seller) make copies of any such books and records at the Purchasers' cost; provided, however, that any such copying shall be done in such manner so as not to unreasonably interfere with the normal conduct of the Seller's business. The Purchasers undertake to the Seller (save as required by applicable law or regulation and provided the same is not in the public domain otherwise than as a result of a breach of this clause) to keep strictly confidential all information obtained pursuant to this clause and not to use any such information in any way that could be directly or indirectly detrimental to the Seller or Specac or so as to procure any commercial advantage over the Seller or the Specac business. The Purchasers further agree that the provisions of clause 6(4) shall apply mutatis mutandis to this clause.

9.        GENERAL

(1) This agreement may be executed in counterparts, each of which taken together shall constitute one and the same agreement and any party may enter into this agreement by executing a counterpart.

(2) In the event of any inconsistency between the terms of the Original Agreement and the terms of this agreement, the terms of this agreement shall prevail.

(3) The provisions of clause 15, 16, 18, 19 and 20 of the Original Agreement shall apply to this agreement mutatis mutandis as if references in the Original Agreement were references to this agreement.

(4) Clause 2(2)(i) contemplates that the Purchasers will be provided with a duly executed stock transfer form in respect of the Andersen Limited Shares (the "Form"). The Seller shall use all reasonable endeavours to procure that the Purchasers are provided with the Form as soon as possible after Completion but the Seller undertakes to provide the Form to the Purchasers within 6 months of Completion in any event. If the Purchasers become liable to pay a penalty or fine or similar charge to the Inland Revenue as a result of their not having been provided within 28 days of Completion with the Form the Seller shall reimburse the Purchasers the same amount as such penalty, fine or similar charge (less the amount of stamp duty comprised therein).

AS WITNESS the hands of a duly authorised officer of each of the parties on the date which appears first on page 1.



SIGNED by                                   )        Alan Thomson
for and on behalf of                        )
GRASEBY LIMITED   )




SIGNED by                                   )        L. J. Ribich
for and on behalf of                        )
THERMO ENVIRONMENTAL                        )
INSTRUMENTS INC.                            )




SIGNED by                                   )        L. J. Ribich
for and on behalf of                        )
THERMO SENTRON INC.                         )




SIGNED by                                   )        Alan Thomson
for and on behalf of                        )
SMITHS INDUSTRIES plc                       )




SIGNED by                                   )        L. J. Ribich
for and on behalf of                        )
THERMO ELECTRON                             )
CORPORATION                                 )

                                                                     Exhibit 10


                 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT, AND NOT WITH A VIEW TO
              DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, PLEDGED, MORTGAGED, HYPOTHECATED OR OTHERWISE TRANSFERRED (1)
              WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE
                 ACT COVERING THESE SECURITIES OR (2) UNLESS AN
                    EXEMPTION FROM REGISTRATION IS AVAILABLE.



                              THERMO SENTRON INC.

                      Promissory Note Due December 15, 1998
                             Minneapolis, Minnesota

June 12, 1998


         For value received, Thermo Sentron Inc., a Delaware corporation (the "Company"), hereby promises to pay to Thermo Electron Corporation (hereinafter referred to as the "Payee"), or registered assigns, on December 15, 1998, as described below, the principal sum of twenty-one million dollars ($21,000,000.00) or such part thereof as then remains unpaid, to pay interest from the date hereof on the whole amount of said principal sum remaining from time to time unpaid at a rate per annum equal to the rate of the Commercial Paper Composite Rate for 90-day maturities as reported by Merrill Lynch Capital Markets, as an average of the last five business days of the Company's latest fiscal quarter then ended, plus twenty-five (25) basis points, which rate shall be adjusted on the first business day of each fiscal quarter of the Company and shall be in effect for the entirety of such fiscal quarter, such interest to be payable in arrears on the first day of each fiscal quarter of the Company during the term set forth herein, until the whole amount of the principal hereof remaining unpaid shall become due and payable, and to pay interest on all overdue principal and interest at a rate per annum equal to the rate of interest announced from time to time by BankBoston, N.A. at its head office in Boston, Massachusetts as its "base rate " plus one percent (1%). Principal and all accrued but unpaid interest shall be repaid on December 15, 1998. Principal and interest shall be payable in lawful money of the United States of America, in immediately available funds, at the principal office of the Payee or at such other place as the legal holder may designate from time to time in writing to the Company. Interest shall be computed on an actual 360-day basis.

         This Note may be prepaid at any time or from time to time, in whole or in part, without any premium or penalty. All prepayments shall be applied first to accrued interest and then to principal.

         The then unpaid principal amount of, and interest outstanding on, this Note shall be and become immediately due and payable without notice or demand, at the option of the holder hereof, upon the occurrence of any of the following events:

     (a) the failure of the Company to pay any amount due  hereunder  within ten
(10) days of the date when due;

                  (b) any representation, warranty or statement made or furnished to the Payee by the Company in connection with this Note or the transaction from which it arises shall prove to have been false or misleading in any material respect as of the date when made or furnished;

                  (c) the failure of the Company to pay its debts as they become due, the insolvency of the Company, the filing by or against the Company of any petition under the U.S. Bankruptcy Code (or the filing of any similar petition under the insolvency law of any jurisdiction), or the making by the Company of an assignment or trust mortgage for the benefit of creditors or the appointment of a receiver, custodian or similar agent with respect to, or the taking by any such person of possession of, any property of the Company;

                  (d) the sale by the Company of all or substantially all of its assets;

                  (e) the merger or consolidation of the Company with or into any other corporation in a transaction in which the Company is not the surviving entity;

                  (f) the issuance of any writ of attachment, by trustee process or otherwise, or any restraining order or injunction not removed, repealed or dismissed within thirty (30) days of issuance, against or affecting the person or property of the Company or any liability or obligation of the Company to the holder hereof; and

                  (g) the suspension of the transaction of the usual business of the Company.

         Upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor dated the date to which interest has been paid on the surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered will be issued to, and registered in the name of, the transferee or transferees. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.

         In case any payment herein provided for shall not be paid when due, the Company further promises to pay all cost of collection, including all reasonable attorneys' fees.

         No delay or omission on the part of the Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Payee, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Company hereby waives presentment, demand, notice of prepayment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. The undersigned hereby assents to any indulgence and any extension of time for payment of any indebtedness evidenced hereby granted or permitted by the Payee.

         This Note shall be governed by and construed in accordance with, the laws of the Commonwealth of Massachusetts and shall have the effect of a sealed instrument.


                                              THERMO SENTRON INC.



                                              By:/s/ Lewis J. Ribich
                                              Title:   President



[Corporate Seal]

Attest:


/s/ Carl F. Barnes